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            ________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 23, 2003
                                ----------------
                                 Date of Report


                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

         1-4448                                           36-0781620
---------------------------                    ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                       60015
---------------------------------------                       ------
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (847) 948-2000
            ________________________________________________________


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Item 7.   Exhibits.

99        Press Release dated January 22, 2003, with corrected attachment.

Item 9.   Regulation FD Disclosure

     The Key Product Line Sales for 2002 attachment to the press release issued by the company on January 22, 2003 contained an inadvertent typographical error. Specifically, the full-year 2002 growth rate for Plasma Proteins should have been reported as (1%). The full-year 2002 sales for Plasma Proteins were correctly reported as $1,008,000. The press release, including the corrected attachment, is filed as Exhibit 99.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BAXTER INTERNATIONAL INC.
                                            -------------------------
                                                  (Registrant)



                                            By: /S/ Jan Stern Reed
                                                ------------------------------
                                                Jan Stern Reed
                                                Corporate Secretary

Date: January 23, 2003


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                                  Exhibit Index

Exhibit No.    Description

99             Press Release dated January 22, 2003, with corrected attachment.